SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 4, 2000

ULTIMATE ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

0-22532	84-0585211
(Commission File Number)	(IRS Employer Identification No.)
321 West 84th Avenue, Suite A, Thornton, CO	80260
(Address of Principal Executive Offices)	(Zip Code)

(303) 412-2500

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

    On January 4, 2000, Ultimate Electronics, Inc. announced that it was changing its accounting policy relating to insured extended service contracts in accordance with guidance announced by the Securities and Exchange Commission in December 1999. Ultimate Electronics has given retroactive effect to this accounting treatment by restating its previously published financial statements. The restatement resulted in a net reduction to stockholders' equity of approximately $4.1 million as of January 31, 1999.

    The impact of the restatement on the consolidated statements of operations for the fiscal years ended January 31, 1999, 1998, 1997, 1996 and the quarterly periods in the three years from February 1, 1997 to October 31, 1999 is as follows (amounts in thousands, except share data):

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 2000—Quarter 3

	As Previously Reported Three Months Ended October 31, 1999	As Restated Three Months Ended October 31, 1999
Sales	$94,481	$91,899
Cost of goods sold	65,981	64,004

Gross profit	28,500	27,895
Selling, general and administrative expenses	24,710	24,444

Income from operations	3,790	3,451
Interest expense, net	591	591

Income before taxes	3,199	2,860
Income tax expense	1,185	1,058

Net income	$2,014	$1,802

Earnings per share—Basic	$0.24	$0.21
Earnings per share—Diluted	$0.22	$0.20
Weighted average shares outstanding—Basic	8,454,193	8,454,193
Weighted average shares outstanding—Diluted	9,159,152	9,159,152
Total stockholders' equity	$82,419	$77,757

Fiscal Year 2000—Quarter 2

	As Previously Reported Three Months Ended July 31, 1999	As Restated Three Months Ended July 31, 1999
Sales	$86,309	$83,965
Cost of goods sold	59,828	58,005

Gross profit	26,481	25,960
Selling, general and administrative expenses	23,688	23,461

Income from operations	2,793	2,499
Interest expense, net	707	707

Income before taxes	2,086	1,792
Income tax expense	768	658

Net income	$1,318	$1,134

Earnings per share—Basic	$0.16	$0.14
Earnings per share—Diluted	$0.15	$0.13
Weighted average shares outstanding—Basic	8,210,780	8,210,780
Weighted average shares outstanding—Diluted	8,926,162	8,926,162
Total stockholders' equity	$49,644	$45,194

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 2000—Quarter 1

	As Previously Reported Three Months Ended April 30, 1999	As Restated Three Months Ended April 30, 1999
Sales	$80,303	$78,398
Cost of goods sold	56,788	55,212

Gross profit	23,515	23,186
Selling, general and administrative expenses	22,126	21,987

Income from operations	1,389	1,199
Interest expense, net	681	681

Income before taxes	708	518
Income tax expense	269	198

Net income	$439	$320

Earnings per share—Basic	$0.05	$0.04
Earnings per share—Diluted	$0.05	$0.04
Weighted average shares outstanding—Basic	8,162,600	8,162,600
Weighted average shares outstanding—Diluted	8,766,265	8,766,265
Total stockholders' equity	$48,120	$43,854

Fiscal Year 1999

	As previously Reported Twelve Months Ended January 31, 1999	As Restated Twelve Months Ended January 31, 1999
Sales	$337,454	$328,907
Cost of goods sold	239,854	233,413

Gross profit	97,600	95,494
Selling, general and administrative expenses	89,010	88,104

Income from operations	8,590	7,390
Interest expense, net	3,957	3,957

Income before taxes	4,633	3,433
Income tax expense	1,723	1,273

Net income	$2,910	$2,160

Earnings per share—Basic	$0.36	0.27
Earnings per share—Diluted	0.35	0.26
Weighted average shares outstanding—Basic	8,149,776	8,149,776
Weighted average shares outstanding—Diluted	8,317,468	8,317,468
Total stockholders' equity	$47,675	$43,528

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 1999—Quarter 4

	As Previously Reported Three Months Ended January 31, 1999	As Restated Three Months Ended January 31, 1999
Sales	$115,949	$112,621
Cost of goods sold	82,915	80,674

Gross profit	33,034	31,947
Selling, general and administrative expenses	26,186	25,703

Income from operations	6,848	6,244
Interest expense, net	781	781

Income before taxes	6,067	5,463
Income tax expense	2,254	2,027

Net income	$3,813	$3,436

Earnings per share—Basic	$0.47	$0.42
Earnings per share—Diluted	$0.45	$0.40
Weighted average shares outstanding—Basic	8,156,616	8,156,616
Weighted average shares outstanding—Diluted	8,542,530	8,542,530
Total stockholders' equity	$47,675	$43,528

Fiscal Year 1999—Quarter 3

	As Previously Reported Three Months Ended October 31, 1998	As Restated Three Months Ended October 31, 1998
Sales	$79,441	$77,526
Cost of goods sold	55,038	53,525

Gross profit	24,403	24,001
Selling, general and administrative expenses	21,451	21,281

Income from operations	2,952	2,720
Interest expense, net	978	978

Income before taxes	1,974	1,742
Income tax expense	724	637

Net income	$1,250	$1,105

Earnings per share—Basic	$0.15	$0.14
Earnings per share—Diluted	$0.15	$0.14
Weighted average shares outstanding—Basic	8,151,859	8,151,859
Weighted average shares outstanding—Diluted	8,160,252	8,160,252
Total stockholders' equity	$43,838	$40,069

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 1999—Quarter 2

	As Previously Reported Three Months Ended July 31, 1998	As Restated Three Months Ended July 31, 1998
Sales	$71,182	$69,605
Cost of goods sold	49,279	47,958

Gross profit	21,903	21,647
Selling, general and administrative expenses	20,675	20,572

Income from operations	1,228	1,075
Interest expense, net	1,127	1,127

Income (loss) before taxes	101	(52)
Income tax expense (benefit)	43	(14)

Net income (loss)	$58	$(38)

Earnings (loss) per share—Basic	$0.01	$0.00
Earnings (loss) per share—Diluted	$0.01	$0.00
Weighted average shares outstanding—Basic	8,150,748	8,150,748
Weighted average shares outstanding—Diluted	8,220,806	8,150,748
Total stockholders' equity	$42,584	$38,960

Fiscal Year 1999—Quarter 1

	As Previously Reported Three Months Ended April 30, 1998	As Restated Three Months Ended April 30, 1998
Sales	$70,882	$69,155
Cost of goods sold	52,622	51,256

Gross profit	18,260	17,899
Selling, general and administrative expenses	20,698	20,548

Income (loss) from operations	(2,438)	(2,649)
Interest expense, net	1,071	1,071

Income (loss) before taxes	(3,509)	(3,720)
Income tax expense (benefit)	(1,298)	(1,377)

Net income (loss)	$(2,211)	$(2,343)

Earnings (loss) per share—Basic	$(0.27)	$(0.29)
Earnings (loss) per share—Diluted	$(0.27)	$(0.29)
Weighted average shares outstanding—Basic	8,139,548	8,139,548
Weighted average shares outstanding—Diluted	8,139,548	8,139,548
Total stockholders' equity	$42,510	$38,982

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 1998

	As previously Reported Twelve Months Ended January 31, 1998	As Restated Twelve Months Ended January 31, 1998
Sales	$306,306	$298,231
Cost of goods sold	223,464	217,726

Gross profit	82,842	80,505
Selling, general and administrative expenses	78,621	77,599

Income from operations	4,221	2,906
Interest expense, net	3,985	3,985

Income (loss) before taxes	236	(1,079)
Income tax expense (benefit)	88	(405)

Net income (loss)	$148	$(674)

Earnings (loss) per share—Basic	$0.02	$(0.09)
Earnings (loss) per share—Diluted	$0.02	$(0.09)
Weighted average shares outstanding—Basic	7,625,589	7,625,589
Weighted average shares outstanding—Diluted	7,736,856	7,625,589
Total stockholders' equity	$44,721	$41,325

Fiscal Year 1998—Quarter 4

	As Previously Reported Three Months Ended January 31, 1998	As Restated Three Months Ended January 31, 1998
Sales	$106,864	$103,658
Cost of goods sold	78,236	76,152

Gross profit	28,628	27,506
Selling, general and administrative expenses	25,923	25,421

Income from operations	2,705	2,085
Interest expense, net	1,124	1,124

Income before taxes	1,581	961
Income tax expense	585	353

Net income	$996	$608

Earnings per share—Basic	$0.12	$0.07
Earnings per share—Diluted	$0.12	$0.07
Weighted average shares outstanding—Basic	8,121,320	8,121,320
Weighted average shares outstanding—Diluted	8,234,642	8,234,642
Total stockholders' equity	$44,721	$41,325

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 1998—Quarter 3

	As Previously Reported Three Months Ended October 31, 1997	As Restated Three Months Ended October 31, 1997
Sales	$81,990	$79,782
Cost of goods sold	59,140	57,601

Gross profit	22,850	22,181
Selling, general and administrative expenses	21,923	21,628

Income from operations	927	553
Interest expense, net	1,107	1,107

Income (loss) before taxes	(180)	(554)
Income tax expense (benefit)	(65)	(205)

Net income (loss)	$(115)	$(349)

Earnings (loss) per share—Basic	$(0.01)	$(0.04)
Earnings (loss) per share—Diluted	$(0.01)	$(0.04)
Weighted average shares outstanding—Basic	8,038,089	8,038,089
Weighted average shares outstanding—Diluted	8,038,089	8,038,089
Total stockholders' equity	$43,643	$40,636

Fiscal Year 1998—Quarter 2

	As Previously Reported Three Months Ended July 31, 1997	As Restated Three Months Ended July 31, 1997
Sales	$61,944	$60,429
Cost of goods sold	45,030	43,870

Gross profit	16,914	16,559
Selling, general and administrative expenses	16,615	16,465

Income from operations	299	94
Interest expense, net	971	971

Income (loss) before taxes	(672)	(877)
Income tax expense (benefit)	(250)	(327)

Net income (loss)	$(422)	$(550)

Earnings (loss) per share—Basic	$(0.06)	$(0.08)
Earnings (loss) per share—Diluted	$(0.06)	$(0.08)
Weighted average shares outstanding—Basic	7,327,385	7,327,385
Weighted average shares outstanding—Diluted	7,327,385	7,327,385
Total stockholders' equity	$43,559	$40,786

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 1998—Quarter 1

	As Previously Reported Three Months Ended April 30, 1997	As Restated Three Months Ended April 30, 1997
Sales	$55,508	$54,362
Cost of goods sold	41,058	40,103

Gross profit	14,450	14,259
Selling, general and administrative expenses	14,160	14,085

Income from operations	290	174
Interest expense, net	783	783

Income (loss) before taxes	(493)	(609)
Income tax expense (benefit)	(182)	(226)

Net income (loss)	$(311)	$(383)

Earnings (loss) per share—Basic	$(0.04)	$(0.05)
Earnings (loss) per share—Diluted	$(0.04)	$(0.05)
Weighted average shares outstanding—Basic	6,995,000	6,995,000
Weighted average shares outstanding—Diluted	6,995,000	6,995,000
Total stockholders' equity	$41,392	$38,747

Fiscal Year 1997

	As Previously Reported Twelve Months Ended January 31, 1997	As Restated Twelve Months Ended January 31, 1997
Sales	$261,154	$254,491
Cost of goods sold	191,903	187,028

Gross profit	69,251	67,463
Selling, general and administrative expenses	64,786	63,953

Income from operations	4,465	3,510
Interest expense, net	3,210	3,210

Income before taxes	1,255	300
Income tax expense	470	112

Net income	$785	$188

Earnings per share—Basic	$0.11	$0.03
Earnings per share—Diluted	$0.11	$0.03
Weighted average shares outstanding—Basic	6,995,000	6,995,000
Weighted average shares outstanding—Diluted	7,125,472	7,125,472
Total stockholders' equity	$41,703	$39,130

Ultimate Electronics, Inc.
Earnings Restatement

Fiscal Year 1996

	As Previously Reported Twelve Months Ended January 31, 1996	As Restated Twelve Months Ended January 31, 1996
Sales	$251,807	$243,859
Cost of goods sold	184,343	179,190

Gross profit	67,464	64,669
Selling, general and administrative expenses	59,525	58,180

Income from operations	7,939	6,489
Interest expense, net	1,866	1,866

Income before taxes	6,073	4,623
Income tax expense	2,241	1,697

Income before cumulative effect of change in accounting for preopening expenses	3,832	2,926
Cumulative effect of change in accounting for preopening expenses, net of taxes	(988)	(988)

Net income	$2,844	$1,938

Earnings per share—Basic	$0.48	$0.33
Earnings per share—Diluted	$0.48	$0.33
Weighted average shares outstanding—Basic	5,860,795	5,860,795
Weighted average shares outstanding—Diluted	5,906,025	5,906,025
Total stockholders' equity	$40,918	$38,942

Item 5. Exhibits

99.1
Press release dated January 4, 2000

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTIMATE ELECTRONICS, INC.
(Registrant)
Date: February 11, 2000	By:	/s/ ALAN E. KESSOCK Senior Vice President, Chief Financial Officer, Secretary and a Director (Principal Financial and Accounting Officer)